Exhibit 32.1

CHINA AUTOMOTIVE SYSTEMS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Automotive Systems, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Qizhou Wu , the Chief Executive Officer of the Company, CERTIFY, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14 , 2008.

/s/ Qizhou Wu
Qizhou Wu
Chief Executive Officer
(Principal Executive Officer)